EXHIBIT 13.2
                                                                   ------------


                                  CERTIFICATION

          CERTIFICATION REQUIRED BY RULE 13A-14(B) AND SECTION 1350 OF
                CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

       In connection with the report of Vasogen Inc. (the "Company") on the Form 20-F for the fiscal year ended November 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul
J. Van Damme, Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Paul J. Van Damme
-------------------------------------
Vice President, Finance and Chief Financial Officer
(Principal Financial Officer),
Vasogen Inc.

January 30, 2007